Exhibit 10.14

                              SPECTRASCIENCE, INC.

                            (A MINNESOTA CORPORATION)

                      WARRANT TO PURCHASE __________ SHARES
                                       OF
                                  COMMON STOCK*

                   VOID AFTER MIDNIGHT, MINNEAPOLIS, MINNESOTA
                           TIME, ON DECEMBER 28, 1998.

No. PB122895-_____

         This is the certify that, for value received, _________________________ (the "Holder") is entitled to purchase, subject to the provisions of this Warrant, from SPECTRASCIENCE, INC., a Minnesota corporation (the "Company"), at any time from and after the date hereof and prior to December 28, 1998, (the "Exercise Period:), up to _________________________________ fully paid the nonassessable shares of the Common Stock, twenty five cent par value, of the Company ("Common Stock") , exercisable at the purchase price per share of $9.50 subject to the provisions of this Warrant. The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for a share of Common Stock may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Stock" and the exercise price of a share of Common Stock in effect at any time and as adjusted from time to time hereinafter sometimes referred to as the "Exercise Price." This Warrant is one of a series of Warrants identical in form which may be issued by the Company to purchase shares of Common Stock of the Company and the term "Warrants" as used herein means all such warrants (including this Warrant).

1. EXERCISE OF WARRANT. This Warrant may be exercised in whole or in part at any time or from time to time during the Exercise Period, but not later than Midnight, Minnesota Time, on December 28, 1998, or if December 28, 1998 is a day on which banking institutions are authorized by law to close, then on the next succeeding day which shall not be such a day, by presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, with the Exercise Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of shares specified in such form, together with all Federal and state taxes applicable upon such exercise. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the right of the Holder to purchase the balance of the shares purchasable hereunder. Upon receipt by the Company of this Warrant at the office or agency of the Company, in proper form for exercise, the Holder shall be deemed to be the Holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder.


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    *THIS WARRANT IS SUBJECT TO THE RESTRICTIONS ON TRANSFER SET FORTH AT THE
                        BOTTOM OF THE LAST PAGE HEREOF.

2. RESERVATION OF SHARES. The Company hereby agrees that at all times there shall be reserved for issuance and/or delivery upon exercise of this Warrant such number of shares of Common Stock as shall be required for issuance or delivery upon the exercise of this Warrant.

3. FRACTIONAL SHARES. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the current market value of such fractional share, determined as follows:

         3.1 If the Common Stock is listed on national securities exchange or admitted to unlisted trading privileges on such exchange, the current value shall be the last reported sale price of the Common Stock on such exchange on the last business day prior to the date of exercise of this Warrant or if no such sale is made on such day, the average of the closing bid and asked prices for such day on such exchange; or

         3.2 If the Common Stock is not so listed or admitted to unlisted trading privileges, current value shall be the mean of the last reported bid and asked prices reported by bid and asked prices reported by the National Association of Securities Dealers Quotation System (or, if not so quoted on NASDAQ, by the National Quotation Bureau, Inc.) on the last business day prior to the date of the exercise of this Warrant; or

         3.3 If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the current value shall be an amount, not less than book value, determined in such reasonable manner as may be prescribed by the Board of Directors of the Company, such determination to be final and binding on the Holder.

4. EXCHANGE, ASSIGNMENT OR LOSS OF WARRANT. Subject to Section 7, this Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company for other Warrants of different denominations entitling the Holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. Any such assignment shall be made by surrender of this Warrant with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, whereupon the Company shall, without change, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled. This Warrant may be divided or combined with other Warrants which carry the same rights upon presentation hereof at the office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof The term "Warrant" issued herein includes any Warrants issued in substitution for or replacement of this Warrant, or into which this Warrant may be divided or exchanged. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute an additional


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


contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.

5. RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company, either at law or equity, except to the extent set forth herein..

6. STOCK SPLITS, REORGANIZATION, MERGER, SALES OF ALL ASSETS.

         6.1 In case the Company shall declare any dividend or other distribution upon its outstanding capital stock payable in capital stock or shall subdivide its outstanding shares of capital stock into a greater number of shares, then the number of shares of capital stock which may thereafter be purchased upon the exercise of the rights represented hereby shall be increased in proportion to the increase through such dividend or subdivision and the purchase price per share shall be decreased in such proportion. In case the Company shall at any time combine the outstanding shares of its capital stock into a smaller number of shares, the number of shares of capital stock which may thereafter be purchased upon the exercise of the rights represented hereby shall be decreased in proportion to the increase through such combination and the purchase price per share shall be increased in such proportion.

         6.2 In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company (other than a change in par value, or from without par value to par value, or from par value to without par value, or as a result of an issuance of Common Stock by way of dividend or other distribution or of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, the Company shall cause an effective provision to be made so that the Holder shall have the right thereafter, by excising this Warrant, to purchase the kind and amount of shares of stock and other securities and property receivable upon such reclassification, capital reorganization or other change, consolidation, merger, sale or conveyance, if any, which the Holder would have received had the Warrants been exercised immediately prior to such event.

                  The Company shall not effect any such consolidation, merger, or sale, unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and mailed or delivered to the Holder at the last address of such Holder appearing on the books of the Company, the obligation to deliver to such Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to purchase.


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


7. TRANSFER TO COMPLY WITH THE SECURITIES ACT OF 1933.

         7.1 This Warrant or the Warrant Stock or any other security issued or issuable upon exercise of this Warrant may not be offered or sold except in conformity with the Securities Act of 1933, as amended, and then only against receipt of an agreement of such person to whom such offer of sale is made to comply with the provisions of this Section 7.1 with respect to any resale or other disposition of such securities.

         7.2 The Company may cause the following legend to be set forth on each Warrant and certificate representing Warrant Stock or any other security issued or issuable upon exercise of this Warrant not theretofore distributed to the public or sold to underwriters for distribution to the public unless counsel for the Company is of the opinion as to any such certificate that such legend is unnecessary:

                           The securities represented by this certificate may not be offered for sale, sold or otherwise transferred exceptpursuant to an effective registration statement made under the Securities Act of 1933 ("the Act"), or pursuant to an exemption from registration under the Act.

8. REGISTRATION RIGHTS.

                  (a) If the Company proposes to claim an exemption under
         Section 3(b) for a public offering of any of its securities or to register under the Securities Act of 1933 (except by a claim of exemption or registration statement on a form that does not permit the inclusion of shares by its security holders) any of its securities, it will give written notice to all registered holders of Warrants, and all registered holders of shares of common stock acquired upon the exercise of Warrants, of its intention to do so and, on the written request of any such registered holders given within twenty (20) days after receipt of any such notice (which request must be made within five (5) years from the date of this Warrant), the Company will use its best efforts to cause all such shares, the registered holders of which shall have requested the registration or qualification thereof, to be included in such notification or registration statement proposed to be filed by the Company; provided, however, that nothing herein shall prevent the Company from, at any time, abandoning or delaying any such registration initiated by it. If any such registration shall be underwritten in whole or in part, the Company may require that the shares requested for inclusion pursuant to this section be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. In the event that, in the good faith judgment of the managing underwriter of such public offering, the inclusion of all of the shares originally covered by a request for registration would reduce the number of shares to be offered by the Company or interfere with the successful marketing of the shares of stock offered by the Company, the number of shares otherwise to be included pursuant to this Section in the underwritten public offering may be reduced. Those shares which are thus excluded from the underwritten public offering shall be withheld from the market for a period, not to exceed 90 days, which the managing underwriter reasonably determines is necessary in order to effect the underwritten public offering. All expenses of such offering, except the fees of special counsel to such holders and brokers' commissions or underwriting discounts payable by such holders, shall be borne by the Company.


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


                  (b) Further, on one occasion only, commencing one year from the date hereof, upon request by the holders of Warrants and/or the holders of shares issued upon the exercise of the Warrants who collectively (i) have the right to purchase at least 50% of the shares subject to the Warrants, (ii) hold directly at least 50% of the shares purchased hereunder, or (iii) have the right to purchase or hold directly an aggregate of at least 50% of the shares purchasable or purchased hereunder, the Company will promptly take all necessary steps, at the option of such holders, to register or qualify the sale of the Warrants or such shares by the holders thereof, or to register the issuance by the Company of shares upon the exercise of Warrants, under the Securities Act of 1933 (and, upon the request of such holders, under Rule 415 thereunder) and such state laws as such holders may reasonably request; provided that (i) such request must be made by December 28, 2005, and (ii) the Company may delay the filing of any registration statement requested pursuant to this section to a date not more than ninety (90) days following the date of such request if in the opinion of the Company's principal investment banker at the time of such request such a delay is necessary in order not to adversely affect financing efforts then underway at the Company or if in the opinion of the Company such a delay is necessary or advisable to avoid disclosure of material nonpublic information. The costs and expenses directly related to any registration requested pursuant to this section, including but not limited to legal fees of the Company's counsel, audit fees, printing expense, filing fees and fees and expenses relating to qualifications under state securities or blue sky laws incurred by the Company shall be borne entirely by the Company; provided, however, that the persons for whose account the securities covered by such registration are sold shall bear the expenses of underwriting commissions applicable to their shares and fees of their legal counsel. If the holders of Warrants and the holders of shares of Common Stock underlying the Warrants are the only persons whose shares are included in the registration pursuant to this section, such holders shall bear the expense of inclusion of audited financial statements in the registration statement which are not dated as of the Company's normal fiscal year or are not otherwise prepared by the Company for its own business purposes. The Company shall keep effective and maintain any registration, qualification, notification or approval specified in this paragraph for such period as may be necessary for the holders of the Warrants and such common stock to dispose thereof, and from time to time shall amend or supplement, at the holder's expense, the prospectus or offering circular used in connection therewith to the extent necessary in order to comply with applicable law, provided that the Company shall not be obligated to maintain any registration for a period of more than nine (9) months.

                  If, at the time any written request for registration is received by the Company pursuant to this Section 8(b), the Company has determined to proceed with the actual preparation and filing of a registration statement under the Securities Act in connection with the proposed offer and sale for cash of any of its securities by it or any of its security holders, such written request shall be deemed to have been given pursuant to Section 8(a) hereof rather than this Section 8(b), and the rights of the holders of Warrants and or shares issued upon the exercise of the Warrants covered by such written request shall be governed by Section 8(a) hereof.

                  The managing underwriter of an offering registered pursuant to this Section 8(b), if any, shall be selected by the holders of a majority of the Warrants and/or shares issued upon the exercise of the Warrants for which registration has been requested and shall be reasonably acceptable to the Company. Without the written consent of the holders of a


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


         majority of the Warrants and/or shares issued upon exercise of the Warrants for which registration has been requested pursuant to this
         Section 8(b), neither the Company nor any other holder of securities of the Company may include securities in such registration if in the good faith judgment of the managing underwriter of such public offering the inclusion of such securities would interfere with the successful marketing of the Warrants and/or shares issued upon the exercise of the Warrants or require the exclusion of any portion of the Warrants and/or shares issued upon the exercise of the Warrants to be registered. Subject to the preceding sentence, shares to be excluded from an underwritten public offering shall be selected in the manner provided in Section 8(a) hereof.

                  (c) If and whenever the Company is required by the provisions of Section 8(a) or 8(b) hereof to effect the registration of Warrants and/or shares issued upon the exercise of the Warrants under the Securities Act, the Company will:

                           (i) prepare and file with the Commission a
                  registration statement with respect to such securities, and use its best efforts to cause such registration statement to become and remain effective for such period as may be reasonably necessary to effect the sale of such securities;

                           (ii) prepare and file with the Commission such
                 amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective for such period as may be reasonably necessary to effect the sale of such securities;

                           (iii) furnish to the security holders participating
                  in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities;

                           (iv) use its best efforts to register or qualify the
                  securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as such participating holders may reasonably request in writing within 30 days following the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

                           (v) notify the security holders participating in such
                  registration, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

                           (vi) notify such holders promptly of any request by
                  the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

                           (vii) prepare and file with the Commission, promptly
                  upon the request of any such holders, any amendments or supplements to such registration statement or


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


                  prospectus which, in the opinion of counsel for such holders (and concurred in by counsel for the Company), is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of the Warrants or shares by such holder;

                           (viii) prepare and promptly file with the Commission
                  and promptly notify such holders of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

                           (ix) advise such holders, promptly after it shall
                  receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

                           (x) not file any amendment or supplement to such
                  registration statement or prospectus to which a majority in interest of such holders shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or the rules and regulations thereunder, after having been furnished with a copy thereof at least five business days prior to the filing thereof, unless in the opinion of counsel for the Company the filing of such amendment or supplement is reasonably necessary to protect the Company from any liabilities under any applicable federal or state law and such filing will not violate applicable law; and

                           (xi) at the request of any such holder, furnish on
                  the effective date of the registration statement and, if such registration includes an underwritten public offering, at the closing provided for in the underwriting agreement: (i) opinions, dated such respective dates, of the counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the holder or holders making such request, covering such matters as such underwriters and holder or holders may reasonably request; and (ii) letters, dated such respective dates, from the independent certified public accountants of the Company, addressed to the underwriters, if any, and to the holder or holders making such request, covering such matters as such underwriters and holder or holders may reasonably request, in which letter such accountants shall state (without limiting the generality of the foregoing) that they are independent certified public accountants with the meaning of the Securities Act and that in the opinion of such accountants the financial statements and other financial data of the Company included in the registration statement or the prospectus or any amendment or supplement thereto comply in all material respects with the applicable accounting requirements of the Securities Act.


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                  (d) The Company hereby indemnifies the holder of this Warrant and of any common stock issued or issuable hereunder, its officers and director, and any person who controls such Warrant holder or such holder of common stock within the meaning of Section 15 of the Securities Act of 1933, against all losses, claims, damages and liabilities caused by any untrue statement of a material fact contained in any registration statement, prospectus, notification or offering circular (and as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission contained in information furnished in writing to the Company by such Warrant holder or such holder of common stock expressly for use therein, and each such holder by its acceptance hereof severally agrees that it will indemnify and hold harmless the Company and each of its officers who signs such registration statement and each of its directors and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act of 1933 with respect to losses, claims, damages or liabilities which are caused by any untrue statement or omission contained in information furnished in writing to the Company by such holder expressly for use therein.

9. APPLICABLE LAW. This Warrant shall be governed by, and construed in accordance with, the laws of the State of Minnesota.

DATED:  _________________________

                                       SPECTRASCIENCE, INC.,

                                       By:



                                       ------------------------------------
                                       Brian T. McMahon
                                       Its:  President & CEO


THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, ASSIGNED OR OTHERWISE DISPOSED OF, AND NO TRANSFER OF THE SECURITIES WILL BE MADE BY THE COMPANY OR ITS TRANSFER AGENT, IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.


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


                              AMENDMENT TO WARRANT

         This Amendment to Warrant ("Amendment"), dated December 28, 1998, amends that certain warrant, No. PB122895-_____ dated December 28, 1995, issued by SPECTRASCIENCE, Inc. ("the Company") to ____________ (the "Holder") that entitles the Holder to the right to purchase _______ shares of common stock, par value $0.25, of the Company ("Common Stock"), at an exercise price of $9.50 per share, prior to midnight, Minneapolis, Minnesota time on December 28, 1998 (the "Warrant"), subject to all the provisions of the Warrant.

         WHEREAS, the Company deems it in the best interest of the Company to modify the terms of the Warrant to encourage the exercise of the Wararnts;

         NOW, THEREFORE, in consideration of the above, the Warrant is amended as follows:

         * The first sentence of the first paragraph of the Warrant shall read as follows:

                  This is to certify that, for value received, _______________ (the "Holder") is entitled to purchase, subject to provisions of this Warrant, from SPECTRASCIENCE, Inc., a Minnesota corporation (the "Company"), at any time from and after the date hereof and prior to January 25, 1999, (the "Exercise Period"), up to ________________ fully paid non-assessable shares of the Common Stock, twenty-five cent par value, of the Company ("Common Stock"), exercisable at the purchase price per share of $6.00, subject to provisions of this Warrant.

         * All other references to December 28, 1998 throughout the Warrant will be modified to read January 25, 1999.

         *        All other provisions of the Warrant remain unchanged.

         This Amendment must be attached to the front of the Warrant and becomes an integral part of the Warrant. The Warrant together with this Amendment must be submitted to the Company if and when it is exercised.

         IN WITNESS WHEREOF, this Amendment was executed the day and year first above written.

         SPECTRASCIENCE, Inc.



         -------------------------
         Chester E. Sievert, Jr.
         President